UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22673

PIMCO Dynamic Income Fund
(Exact name of registrant as specified in charter)

1633 Broadway New York, New York		10019
(Address of principal executive offices)		(Zip code)

Lawrence G. Altadonna – 1633 Broadway New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	March 31, 2015

Date of reporting period:	June 30, 2014

Item 1. Schedule of Investments

Schedule of Investments

PIMCO Dynamic Income Fund

June 30, 2014 (unaudited)

Principal Amount (000s)		Value*
MORTGAGE-BACKED SECURITIES - 103.5%

£12,404	Alba PLC, 0.818%, 12/15/38, CMO (n)	$18,666,250
	American Home Mortgage Assets Trust, CMO,
$12,071	0.442%, 8/25/37 (n)	6,005,586
4,033	0.692%, 11/25/35 (k)(n)	3,415,707
12,418	6.25%, 6/25/37 (k)	8,516,637
	American Home Mortgage Investment Trust, CMO (n),
9,272	0.452%, 9/25/45 (k)	8,033,642
9,739	1.052%, 2/25/44	6,191,299
	Banc of America Alternative Loan Trust, CMO,
1,760	0.552%, 5/25/35 (n)	1,352,955
741	6.00%, 6/25/37	597,904
282	6.00%, 6/25/46	241,355
	Banc of America Funding Corp., CMO (n),
10,469	zero coupon, 6/26/35 (a)(d)	8,806,786
30,682	0.363%, 4/20/47 (k)	23,317,644
11,800	0.364%, 8/25/47 (a)(d)	8,132,794
4,612	0.603%, 2/20/35	2,621,521
15,300	0.65%, 7/26/36 (a)(d)	9,191,411
449	2.749%, 1/20/47	375,000
698	2.82%, 1/25/35	368,981
3,852	Banc of America Funding Trust, 2.618%, 3/20/36, CMO (k)(n)	3,378,980
	Banc of America Mortgage Trust, CMO (n),
423	2.622%, 10/20/46	275,022
1,919	2.762%, 1/25/36	1,776,838
	Banc of America Re-Remic Trust, CMO (a)(d),
13,000	5.383%, 12/15/16	13,690,131
38,264	5.679%, 2/17/51 (n)	39,049,463
€3,565	Bancaja 8 Fondo de Titulizacion de Activos, 0.442%, 10/25/37, CMO (n)	4,605,326
	BCAP LLC Trust, CMO (a)(d),
$7,018	2.103%, 7/26/45 (n)	6,131,986
9,500	2.476%, 11/26/35 (n)	7,865,392
13,986	2.652%, 5/26/36 (n)	10,342,536
25,967	3.215%, 4/26/37 (n)	14,664,594
8,051	4.978%, 3/26/35 (n)	7,680,856
6,045	5.062%, 6/26/47 (n)	5,297,519
6,052	5.192%, 10/26/35 (n)	5,235,514
4,770	5.456%, 7/26/35 (n)	3,961,756
12,138	5.50%, 12/26/35	9,909,331
8,018	6.00%, 8/26/37 (n)	6,786,838
	Bear Stearns ALT-A Trust, CMO (k)(n),
10,611	0.352%, 2/25/34	7,881,921
16,095	4.928%, 9/25/35	13,063,900
€27,980	Celtic Residential Irish Mortgage Securitisation No. 9 PLC, 0.419%, 11/13/47, CMO (n)	35,733,650
10,204	Celtic Residential Irish Mortgage Securitisation No. 10 PLC, 0.567%, 4/10/48, CMO (n)	13,095,723
8,016	Celtic Residential Irish Mortgage Securitisation No. 11 PLC, 0.502%, 12/14/48, CMO (n)	10,275,263
5,300	Celtic Residential Irish Mortgage Securitisation No. 12 Ltd., 0.423%, 3/18/49, CMO (n)	6,503,982
$6,243	Chase Mortgage Finance Trust, 2.649%, 3/25/37, CMO (k)(n)	5,291,089
	Citigroup Mortgage Loan Trust, Inc., CMO (n),
1,528	2.527%, 3/25/36	1,449,475
11,931	2.697%, 10/25/35 (k)	10,690,048
9,287	2.764%, 9/25/37 (k)	7,887,703
	Countrywide Alternative Loan Trust, CMO,
24,410	0.342%, 9/25/46 (k)(n)	19,143,803
22,780	0.767%, 12/25/35, IO	469,441
30,753	0.882%, 11/25/35 (k)(n)	26,495,305
13,088	0.973%, 11/25/46 (k)(n)	9,831,612
19,689	1.582%, 12/25/35, IO	1,553,011
229	2.762%, 6/25/47 (n)	188,814
474	5.50%, 2/25/20	463,142
4,614	5.50%, 7/25/35 (k)	4,297,934
1,382	5.50%, 11/25/35 (k)	1,279,901
16,402	5.50%, 12/25/35 (k)	14,114,124
305	5.50%, 1/25/36	286,691
4,504	5.50%, 4/25/37 (k)	3,712,351
439	5.75%, 1/25/36	377,113
15,336	5.75%, 1/25/37 (k)	13,015,841
5,127	5.75%, 4/25/37 (k)	4,646,068
757	6.00%, 6/25/36	680,932
806	6.00%, 11/25/36	735,473
328	6.00%, 12/25/36	256,187
3,991	6.00%, 1/25/37 (k)	3,526,339
1,385	6.00%, 2/25/37 (k)	1,075,353
11,068	6.00%, 4/25/37 (k)	8,619,424

10,327	6.00%, 5/25/37 (k)	8,708,201
4,237	6.00%, 7/25/37 (k)	4,025,105
19,130	6.998%, 7/25/36, IO (n)	5,464,963
2,049	38.088%, 5/25/37 (b)(n)	3,508,656
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
3,901	0.492%, 3/25/36 (n)	2,156,111
318	0.752%, 3/25/35 (n)	288,025
121	5.00%, 11/25/35	116,958
16,958	5.196%, 6/25/47 (k)(n)	16,033,598
315	5.50%, 12/25/34	279,860
147	5.50%, 11/25/35	143,878
592	6.00%, 7/25/37	545,113
13,166	6.00%, 8/25/37 (k)	12,191,043
7	6.00%, 8/25/37	7,074
443	6.00%, 1/25/38	411,660
	Credit Suisse Mortgage Capital Certificates, CMO,
2,239	1.372%, 10/15/21 (a)(d)(n)	2,235,215
11,208	2.205%, 7/26/49 (a)(d)(n)	7,845,331
27,326	3.101%, 4/26/35 (a)(d)(n)	22,385,629
79,842	4.541%, 2/27/47 (a)(d)(k)(n)	54,869,535
13,952	4.689%, 7/26/37 (a)(d)(k)(n)	10,149,646
12,950	5.643%, 2/15/39 (k)(n)	13,751,314
10,000	5.692%, 4/16/49 (a)(d)(k)(n)	10,698,515
12,398	5.896%, 4/25/36 (k)	10,409,760
21,404	7.00%, 8/26/36 (a)(d)	10,176,847
5,120	7.00%, 8/27/36 (a)(d)	3,544,557
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO (k),
7,034	6.50%, 10/25/21	6,312,732
16,246	6.50%, 7/26/36	9,590,603
	Debussy DTC 1, CMO (a)(d),
£18,250	5.93%, 7/12/25	32,404,286
5,000	8.25%, 7/12/25	8,641,287
$1,961	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 6.00%, 10/25/21, CMO	1,692,636
	Diversity Funding Ltd., CMO (n),
£6,383	1.476%, 2/10/46	10,630,607
1,310	1.826%, 2/10/46	1,794,143
1,193	2.326%, 2/10/46	898,558
1,170	2.826%, 2/10/46	336,359
702	4.076%, 2/10/46	96,102
234	4.618%, 2/10/46 (f)	14,015
247	4.718%, 2/10/46 (f)	11,635
€30,643	Emerald Mortgages No. 4 PLC, 0.276%, 7/15/48, CMO (n)	37,953,373
$3,751	Extended Stay America Trust, 7.625%, 12/5/19, CMO (a)(d)	3,834,786
	First Horizon Alternative Mortgage Securities Trust, CMO (n),
11,443	2.25%, 8/25/35	3,340,579
2,535	6.948%, 11/25/36, IO	633,694
1,117	First Horizon Mortgage Pass-Through Trust, 5.50%, 8/25/37, CMO	970,214
7,958	GMAC Commercial Mortgage Securities, Inc., 4.915%, 12/10/41, CMO (k)	8,068,262
5,241	Greenpoint Mortgage Funding Trust, 0.352%, 12/25/46, CMO (n)	2,894,327
	GSR Mortgage Loan Trust, CMO (n),
391	2.794%, 11/25/35	361,372
1,675	6.50%, 8/25/36	1,426,828
	Harborview Mortgage Loan Trust, CMO (n),
25	0.345%, 1/19/38	21,387
26,015	0.395%, 3/19/36 (k)	19,354,035
13,064	0.405%, 1/19/36 (k)	9,326,947
15,685	0.803%, 6/20/35 (k)	13,035,076
3,562	1.053%, 6/20/35 (k)	2,920,916
477	Impac CMB Trust, 0.872%, 10/25/34, CMO (n)	418,972
27	Impac Secured Assets Trust, 0.262%, 5/25/37, CMO (n)	18,663
8,229	IndyMac IMSC Mortgage Loan Trust, 2.731%, 6/25/37, CMO (k)(n)	6,300,772
113	IndyMac INDA Mortgage Loan Trust, 5.067%, 3/25/37, CMO (n)	103,803
	IndyMac Index Mortgage Loan Trust, CMO (n),
6,993	0.352%, 11/25/46 (k)	4,291,587
4,700	0.402%, 2/25/37	2,763,158
1,007	0.452%, 7/25/36 (k)	827,265
712	2.591%, 2/25/35 (k)	610,227
	JPMorgan Alternative Loan Trust, CMO (k),
49,783	0.352%, 6/25/37 (n)	29,438,759
11,120	3.09%, 11/25/36 (n)	10,910,964
10,000	5.96%, 12/25/36	8,440,350
5,000	6.31%, 8/25/36	4,033,825
74,043	JPMorgan Chase Commercial Mortgage Securities Corp., 2.163%, 6/15/45, CMO, IO (k)(n)	6,952,833
	JPMorgan Mortgage Trust, CMO (n),
9,639	2.576%, 6/25/37 (k)	8,205,224
8,251	5.044%, 4/25/37 (k)	7,719,156
2,249	5.552%, 10/25/36	2,088,972
7,270	KGS Alpha SBA, 1.045%, 4/25/38, CMO (a)(b)(d)(g)(l) (acquisition cost - $420,205; purchased 10/18/12)	341,230
	Lavendar Trust, CMO (a)(d),
7,252	5.50%, 9/26/35	5,735,077
17,220	6.00%, 11/26/36	11,885,097

10,913	LB Commercial Mortgage Trust, 6.09%, 7/15/44, CMO (k)(n)	12,211,573
	LB-UBS Commercial Mortgage Trust, CMO (k)(n),
211,240	0.738%, 2/15/40, IO (a)(d)	3,045,761
7,751	5.452%, 9/15/39	8,282,037
	Lehman Mortgage Trust, CMO,
171	5.50%, 11/25/35	164,314
1,940	6.00%, 8/25/36	1,643,731
1,355	6.00%, 9/25/36	1,124,072
9,056	6.50%, 9/25/37 (k)	7,989,742
44,017	7.25%, 9/25/37 (k)	22,812,252
	Lehman XS Trust, CMO (n),
32,414	0.43%, 7/25/37	11,968,197
4,671	0.65%, 7/25/47	1,788,501
	MASTR Adjustable Rate Mortgages Trust, CMO (n),
30,514	0.352%, 5/25/47 (k)	24,066,999
5,799	0.492%, 5/25/47	1,850,177
	MASTR Alternative Loans Trust, CMO (n),
26,620	0.502%, 3/25/36 (k)	8,106,298
34,021	0.552%, 3/25/36	10,479,982
522	MASTR Asset Securitization Trust, 5.322%, 11/25/33, CMO (a)(d)(n)	87,246
	Morgan Stanley Re-Remic Trust, CMO (a)(d),
26,634	2.558%, 7/26/35 (n)	20,394,910
11,082	2.61%, 1/26/35 (n)	9,766,444
6,285	2.61%, 2/26/37 (n)	5,185,314
4,998	5.231%, 9/26/35 (n)	4,428,843
7,969	6.00%, 4/26/36	6,228,743
	Newgate Funding, CMO (n),
£2,200	0.758%, 12/15/50	3,201,786
€2,750	1.492%, 12/15/50	3,586,711
5,250	1.742%, 12/15/50	6,619,668
£4,150	1.808%, 12/15/50	6,392,078
	Nomura Asset Acceptance Corp., CMO,
$919	5.82%, 3/25/47	936,860
15,008	6.138%, 3/25/47 (k)	15,293,690
28,616	6.347%, 3/25/47 (k)	29,153,036
990	NovaStar Mortgage-Backed Notes, 0.342%, 9/25/46, CMO (n)	844,759
	RBSSP Resecuritization Trust, CMO (a)(d),
20,150	2.107%, 7/26/45 (n)	17,811,903
13,334	2.718%, 5/26/37 (n)	9,873,550
9,913	2.806%, 2/26/36 (k)(n)	6,308,775
17,914	5.17%, 11/21/35 (k)(n)	15,046,474
9,271	6.00%, 3/26/36	7,204,655
30,125	7.165%, 11/26/35 (k)(n)	19,873,832
	Residential Accredit Loans, Inc., CMO,
13,696	0.332%, 7/25/36 (k)(n)	9,274,619
29,211	0.342%, 5/25/37 (k)(n)	25,143,853
11,786	1.123%, 1/25/46 (k)(n)	8,597,827
1,611	4.263%, 1/25/36 (k)(n)	1,247,587
1,520	6.00%, 8/25/35	1,355,571
3,640	6.00%, 6/25/36	2,974,749
11,204	6.00%, 8/25/36 (k)	9,027,058
19,814	7.00%, 10/25/37 (k)	15,999,518
	Residential Asset Securitization Trust, CMO,
1,753	5.50%, 7/25/35	1,626,261
5,173	6.25%, 8/25/37	3,185,084
	Residential Funding Mortgage Securities I, CMO,
461	5.85%, 11/25/35	444,079
5,883	5.864%, 8/25/36 (k)(n)	5,358,304
3,490	6.00%, 4/25/37	3,134,456
	Sequoia Mortgage Trust, CMO (n),
2,218	0.523%, 7/20/36	1,635,959
1,392	1.353%, 10/20/27	1,152,179
£2,722	Southern Pacific Securities PLC, 4.034%, 12/10/42, CMO (n)	4,279,501
	Structured Adjustable Rate Mortgage Loan Trust, CMO (n),
$4,849	2.77%, 4/25/47 (k)	3,919,575
5,573	4.558%, 8/25/36 (k)	3,494,525
14,633	4.63%, 2/25/37 (k)	11,225,466
1,797	5.171%, 7/25/35	1,592,708
	Structured Asset Mortgage Investments II Trust, CMO (n),
3,709	0.322%, 3/25/37	1,004,719
29,522	0.342%, 7/25/46 (k)	25,152,397
	Suntrust Alternative Loan Trust, CMO (n),
26,251	0.502%, 4/25/36 (k)	9,424,442
7,095	6.998%, 4/25/36, IO	2,182,430
	TBW Mortgage-Backed Trust, CMO (k),
14,854	5.80%, 3/25/37	7,839,687
13,767	6.12%, 3/25/37	7,262,082
27,405	6.50%, 7/25/36	16,180,908
	WaMu Mortgage Pass-Through Certificates, CMO (n),
459	0.572%, 6/25/44	433,223
17,104	0.873%, 6/25/47 (k)	7,510,830

35,353	0.933%, 7/25/47 (k)	30,977,621
810	1.003%, 10/25/46 (k)	678,782
2,997	1.103%, 7/25/46	2,578,255
100	1.123%, 2/25/46	95,039
1,433	1.951%, 7/25/47 (k)	1,047,538
8,690	4.358%, 3/25/37 (k)	7,844,312
605	4.628%, 2/25/37 (k)	567,098
	Washington Mutual Mortgage Pass-Through Certificates, CMO (k),
19,469	0.392%, 1/25/47 (n)	12,963,395
13,259	0.752%, 7/25/36 (n)	8,461,773
7,654	6.00%, 4/25/37	6,625,402
	Wells Fargo Alternative Loan Trust, CMO,
9,441	2.619%, 7/25/37 (k)(n)	8,063,712
1,068	5.75%, 7/25/37	975,568
28,600	Wells Fargo Mortgage Loan Trust, 5.588%, 4/27/36, CMO (a)(d)(n)	26,550,089
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
1,041	2.618%, 10/25/35 (n)	1,033,996
633	6.00%, 7/25/36	643,303
1,266	6.00%, 9/25/36	1,239,201
399	6.00%, 4/25/37	389,265
955	6.00%, 6/25/37	950,014
2,082	6.00%, 8/25/37	2,084,360
Total Mortgage-Backed Securities (cost-$1,277,598,038)		1,569,927,687

CORPORATE BONDS & NOTES - 30.7%

Auto Components - 0.7%
7,983	Commercial Vehicle Group, Inc., 7.875%, 4/15/19 (k)	8,342,235
1,950	Pittsburgh Glass Works LLC, 8.00%, 11/15/18 (a)(d)(k)	2,130,375
		10,472,610
Banking - 7.7%
9,100	Banco Continental SAECA, 8.875%, 10/15/17 (a)(d)(k)	9,953,125
12,500	Banco do Brasil S.A., 3.875%, 10/10/22 (k)	11,781,250
2,300	Citigroup, Inc., 6.30%, 5/15/24 (h)	2,353,164
€15,800	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 6.875%, 3/19/20 (k)	26,120,734
$10,700	Credit Suisse AG, 6.50%, 8/8/23 (a)(d)(k)	11,903,750
	Eksportfinans ASA (k),
700	2.00%, 9/15/15	701,050
1,700	5.50%, 5/25/16	1,814,750
1,900	5.50%, 6/26/17	2,042,405
6,000	Intesa Sanpaolo SpA, 6.50%, 2/24/21 (a)(d)(k)	7,103,454
€15,800	LBG Capital No. 2 PLC, 6.385%, 5/12/20	23,679,447
5,446	Royal Bank of Scotland NV, 1.042%, 6/8/15 (k)(n)	7,474,734
7,900	Royal Bank of Scotland PLC, 6.934%, 4/9/18 (k)	12,559,745
		117,487,608
Building Materials - 0.1%
$5,000	Desarrolladora Homex S.A.B. de C.V., 9.75%, 3/25/20 (a)(d)(f)	775,000
5,000	Urbi Desarrollos Urbanos S.A.B. de C.V., 9.75%, 2/3/22 (a)(b)(d)(f)(l) (acquisition cost - $4,955,000; purchased 5/30/12 - 5/31/12)	575,000
		1,350,000
Chemicals - 1.9%
25,980	Ineos Finance PLC, 7.50%, 5/1/20 (a)(d)(k)	28,383,150

Coal - 0.4%
	Mongolian Mining Corp.,
5,900	8.875%, 3/29/17 (a)(d)	3,864,500
2,900	8.875%, 3/29/17	1,899,500
313	Westmoreland Coal Co., 10.75%, 2/1/18 (a)(d)	336,866
		6,100,866
Diversified Financial Services - 7.8%
12,900	AGFC Capital Trust I, 6.00%, 1/15/67 (converts to FRN on 1/15/17) (a)(d)(k)	11,158,500
9,600	Cantor Fitzgerald L.P., 7.875%, 10/15/19 (a)(d)(k)	10,699,238
€900	Cedulas TDA 1 Fondo de Titulizacion de Activos, 0.385%, 4/8/16 (k)(n)	1,218,148
31,700	Cedulas TDA 6 Fondo de Titulizacion de Activos, 4.25%, 4/10/31 (k)	46,189,717
$9,700	Exeter Finance Corp., 9.75%, 5/20/19 (a)(b)(d)(e)(g)(l) (acquisition cost - $9,506,000; purchased 5/15/14)	9,700,000
10,000	General Electric Capital Corp., 7.125%, 6/15/22 (h)	11,820,390
4,181	Jefferies LoanCore LLC, 6.875%, 6/1/20 (a)(d)(k)	4,243,715
5,000	Navient Corp., 6.00%, 1/25/17 (k)	5,450,000
	Springleaf Finance Corp. (k),
2,300	6.50%, 9/15/17	2,507,000
5,400	6.90%, 12/15/17	6,007,500

45,231	Toll Road Investors Partnership II L.P., zero coupon, 2/15/45 (MBIA) (a)(b)(d)(l) (acquisition cost - $8,023,775; purchased 11/20/12 - 7/26/13)	8,973,416
		117,967,624
Engineering & Construction - 1.2%
6,500	Aeropuertos Dominicanos Siglo XXI S.A., 9.25%, 11/13/19 (a)(d)	6,240,000
12,086	Alion Science and Technology Corp., 12.00%, 11/1/14, PIK (k)	12,002,864
		18,242,864
Food & Beverage - 0.2%
3,187	Carolina Beverage Group LLC, 10.625%, 8/1/18 (a)(d)(k)	3,449,928

Household Products/Wares - 1.6%
8,236	Armored Autogroup, Inc., 9.25%, 11/1/18 (k)	8,709,570
	Reynolds Group Issuer, Inc. (k),
6,000	6.875%, 2/15/21	6,504,750
9,000	7.875%, 8/15/19	9,843,750
		25,058,070
Insurance - 0.7%
10,200	Pinnacol Assurance, 8.625%, 6/25/34 (a)(b)(g)(l) (acquisition cost - $10,200,000; purchased 6/23/14)	10,305,572

Lodging - 0.3%
12,000	Buffalo Thunder Development Authority, 9.375%, 12/15/14 (a)(b)(d)(f)(l) (acquisition cost - $4,320,000; purchased 6/28/12)	4,920,000

Media - 0.1%
1,700	Numericable Group S.A., 6.00%, 5/15/22 (a)(d)	1,770,125

Metal Fabricate/Hardware - 0.3%
4,000	Wise Metals Group LLC, 8.75%, 12/15/18 (a)(d)(k)	4,360,000

Oil, Gas & Consumable Fuels - 1.2%
5,000	Alliance Oil Co., Ltd., 9.875%, 3/11/15 (k)	5,119,000
3,074	Ecopetrol S.A., 7.375%, 9/18/43 (k)	3,798,542
3,000	Gazprom OAO Via Gaz Capital S.A., 7.288%, 8/16/37 (a)(d)	3,360,000
16,700	OGX Austria GmbH, 8.50%, 6/1/18 (a)(d)(f)	1,085,500
7,000	Petroleos de Venezuela S.A., 5.50%, 4/12/37 (k)	4,228,000
		17,591,042
Paper & Forest Products - 0.4%
6,000	Millar Western Forest Products Ltd., 8.50%, 4/1/21 (k)	6,435,000

Pipelines - 1.6%
15,900	NGPL PipeCo LLC, 7.768%, 12/15/37 (a)(d)(k)	15,264,000
9,740	Rockies Express Pipeline LLC, 6.875%, 4/15/40 (a)(d)(k)	9,399,100
		24,663,100
Retail - 2.5%
£1,950	Aston Martin Capital Ltd., 9.25%, 7/15/18 (k)	3,572,504
1,100	Enterprise Inns PLC, 6.50%, 12/6/18	2,047,262
12,120	Spirit Issuer PLC, 5.472%, 12/28/34 (n)	20,119,901
6,441	Unique Pub Finance Co. PLC, 6.542%, 3/30/21	11,684,441
		37,424,108
Software - 0.4%
$5,000	First Data Corp., 7.375%, 6/15/19 (a)(d)(k)	5,381,250

Telecommunications - 1.4%
900	Altice S.A., 7.75%, 5/15/22 (a)(d)	963,000
13,162	GCI, Inc., 6.75%, 6/1/21 (k)	13,367,656
7,000	VimpelCom Holdings BV, 7.504%, 3/1/22 (k)	7,586,250
		21,916,906
Transportation - 0.2%
2,850	Western Express, Inc., 12.50%, 4/15/15 (a)(d)(k)	2,329,875
Total Corporate Bonds & Notes (cost-$412,674,155)		465,609,698

ASSET-BACKED SECURITIES - 25.1%
2,326	Asset Backed Funding Certificates, 1.202%, 3/25/34 (n)	1,816,833
	Bear Stearns Asset-Backed Securities Trust (n),
8,346	0.702%, 6/25/36 (k)	7,113,822
2,124	2.567%, 10/25/36	1,610,591
2,788	Bombardier Capital Mortgage Securitization Corp. Trust, 7.44%, 12/15/29 (k)(n)	1,708,476
	Citigroup Mortgage Loan Trust, Inc.,

3,504	5.545%, 3/25/36	2,617,304
599	5.727%, 5/25/36	406,540
	Conseco Finance Securitizations Corp. (k),
10,017	7.96%, 5/1/31	8,106,156
17,263	7.97%, 5/1/32	12,132,461
29,691	8.20%, 5/1/31	25,018,492
9,740	9.163%, 3/1/33 (n)	9,057,245
7,000	Conseco Financial Corp., 7.06%, 2/1/31 (k)(n)	7,198,866
	Countrywide Asset-Backed Certificates (n),
15,615	0.322%, 6/25/47 (k)	13,892,488
5,881	0.352%, 4/25/36 (k)	5,267,159
8,000	0.392%, 3/25/47	4,192,504
29,733	0.412%, 1/25/46	232,872
2,500	0.572%, 6/25/36	630,340
31	0.952%, 3/25/33	28,298
2,405	1.532%, 12/25/32	2,093,621
910	4.915%, 2/25/36	907,008
2,473	5.255%, 7/25/36	2,420,764
505	5.319%, 10/25/46 (k)	394,685
2,923	5.505%, 4/25/36	2,891,870
3,004	5.588%, 8/25/36 (k)	2,943,645
3,170	5.657%, 3/25/34	4,717,827
10,800	Credit-Based Asset Servicing and Securitization LLC, 5.647%, 10/25/36 (a)(d)(k)	9,444,514
10,821	CSAB Mortgage-Backed Trust, 5.50%, 5/25/37 (k)	9,793,947
	EMC Mortgage Loan Trust (a)(d)(n),
219	0.602%, 12/25/42	206,412
11,129	0.622%, 4/25/42 (k)	10,011,844
2,813	2.402%, 4/25/42	1,554,827
9,310	GMACM Home Equity Loan Trust, 6.249%, 12/25/37 (k)	8,940,719
3,748	GSAA Trust, 6.205%, 3/25/46 (k)	3,737,606
2,747	GSAMP Trust, 2.027%, 6/25/34 (n)	2,173,831
1,684	Home Equity Mortgage Loan Asset-Backed Trust, 7.238%, 12/25/31	796,118
31,723	Legg Mason PT, 6.55%, 3/10/20 (a)(d)(g)	31,588,653
10,186	Lehman XS Trust, 5.667%, 6/24/46 (k)	8,696,828
258	Long Beach Mortgage Loan Trust, 1.202%, 2/25/34 (n)	241,736
	MASTR Asset-Backed Securities Trust (n),
11,100	0.302%, 3/25/36 (k)	7,128,520
400	0.532%, 1/25/36	284,152
30,565	Morgan Stanley Home Equity Loan Trust, 0.382%, 4/25/37 (k)(n)	18,769,467
	Oakwood Mortgage Investors, Inc.,
9,292	5.92%, 6/15/31 (n)	4,865,587
5,670	6.61%, 6/15/31 (n)	3,275,323
25,062	7.40%, 7/15/30 (n)	17,407,282
7,366	7.405%, 6/15/31 (n)	4,709,814
5,517	7.84%, 11/15/29 (k)(n)	5,412,194
2,061	8.49%, 10/15/30	394,016
	Popular ABS Mortgage Pass-Through Trust,
3,663	1.402%, 8/25/35 (n)	3,064,268
12,633	4.696%, 7/25/35 (k)	10,991,646
36	Renaissance Home Equity Loan Trust, 0.652%, 12/25/33 (n)	34,841
11,872	Residential Asset Mortgage Products, Inc., 1.125%, 4/25/34 (k)(n)	10,193,812
	Residential Asset Securities Corp. (n),
7,372	0.312%, 6/25/36 (k)	6,992,543
11,000	0.392%, 8/25/36	6,062,122
7,664	Sorin Real Estate CDO IV Ltd., 0.758%, 10/28/46, CDO (a)(d)(n)	4,981,805
	Soundview Home Equity Loan Trust,
11,933	0.432%, 6/25/37 (k)(n)	7,207,148
1,608	5.655%, 10/25/36	1,633,648
	South Coast Funding VII Ltd. (a)(d)(n),
189,072	0.49%, 1/6/41, CDO (k)	55,776,244
5,724	0.49%, 1/6/41, CDO (b)(l) (acquisition cost - $1,130,426; purchased 11/8/12)	1,688,484
8,029	Structured Asset Securities Corp., 6.15%, 5/25/32 (n)	3,996,832
1,536	Vanderbilt Acquisition Loan Trust, 7.33%, 5/7/32 (k)(n)	1,677,287
Total Asset-Backed Securities (cost-$336,607,414)		381,133,937

SOVEREIGN DEBT OBLIGATIONS (i)- 7.0%

Brazil - 7.0%
	Brazil Notas do Tesouro Nacional, Ser. B,
BRL4,500	6.00%, 5/15/45	4,881,556
93,800	6.00%, 8/15/50	101,468,916
Total Sovereign Debt Obligations (cost-$93,398,255)		106,350,472

U.S. GOVERNMENT AGENCY SECURITIES (n)- 2.4%
	Fannie Mae, CMO,
$14,640	5.768%, 7/25/41, IO (k)	1,906,165
22,029	5.918%, 10/25/40, IO (k)	2,835,271
705	6.198%, 12/25/37, IO	95,412

47,277	6.288%, 3/25/37 - 4/25/37, IO (k)	6,337,575
499	6.348%, 2/25/37, IO	76,447
1,611	6.368%, 9/25/37, IO (k)	352,573
46,254	6.408%, 6/25/41, IO (k)	6,470,005
390	6.498%, 11/25/36, IO	48,764
1,359	6.568%, 6/25/37, IO (k)	261,869
4,664	6.598%, 10/25/35, IO (k)	829,409
3,782	6.618%, 5/25/37, IO (k)	682,401
4,429	6.828%, 3/25/38, IO (k)	661,033
3,133	6.848%, 2/25/38, IO (k)	457,604
3,302	6.948%, 6/25/23, IO (k)	589,326
5,985	12.033%, 1/25/41 (b)	7,256,029
	Freddie Mac, CMO,
96,813	0.886%, 10/25/20, IO (k)	3,808,206
655	6.258%, 5/15/37, IO	89,939
5,587	6.318%, 7/15/36, IO (k)	830,642
2,137	6.428%, 9/15/36, IO (k)	306,697
4,869	6.548%, 4/15/36, IO (k)	689,862
3,495	7.628%, 9/15/36, IO (k)	553,302
602	14.097%, 9/15/41 (b)	751,408
456	16.496%, 9/15/34 (b)	566,228
Total U.S. Government Agency Securities (cost-$46,161,175)		36,456,167

SENIOR LOANS (a)(c)- 2.3%

Electric Utilities - 1.0%
14,214	Energy Future Intermediate Holding Co. LLC, 4.25%, 6/19/16	14,325,906

Hotels/Gaming - 0.6%
7,600	Stockbridge SBE Holdings LLC, 13.00%, 5/2/17, Term B (b)(l) (acquisition cost - $7,600,000; purchased 6/6/12 - 7/10/12)	8,474,000

Media - 0.1%
	Numericable U.S. LLC (e),
880	4.50%, 5/21/20, Term B1	886,623
762	4.50%, 5/21/20, Term B2	767,050
		1,653,673
Oil, Gas & Consumable Fuels - 0.0%
603	OGX, 8.00%, 4/11/15, Term A	500,771

Plumbing & HVAC Equipment - 0.6%
9,450	AMPAM Parks Mechanical, Inc., 8.375%, 10/31/18 (b)(d)(g)(l) (acquisition cost - $9,261,000; purchased 10/31/13)	9,286,138
Total Senior Loans (cost-$33,122,762)		34,240,488

U.S. TREASURY OBLIGATIONS - 1.4%
	U.S. Treasury Notes,
5,100	0.25%, 10/31/14 (j)	5,103,488
14,900	0.25%, 1/15/15 (j)	14,914,840
1,100	0.25%, 1/31/15	1,101,139
800	0.375%, 11/15/14	800,953
Total U.S. Treasury Obligations (cost-$21,908,879)		21,920,420

Shares
COMMON STOCK - 0.6%

Diversified Financial Services - 0.1%
5,207,199	EME Reorganization Trust, UNIT (p)	828,465

Electric Utilities - 0.5%
245,814	PPL Corp.	8,733,772
Total Common Stock (cost-$8,800,390)		9,562,237

PREFERRED STOCK - 0.3%

Banking - 0.3%
36,000	AgriBank FCB, 6.875%, 1/1/24 (a)(d)(h)(m) (cost-$3,600,000)	3,805,877

Principal Amount (000s)
SHORT-TERM INVESTMENTS - 6.7%

U.S. Government Agency Securities (o)- 3.7%
	Fannie Mae Discount Notes,
$800	0.051%, 8/26/14	799,938
4,300	0.056%, 9/8/14	4,299,751
	Federal Home Loan Bank Discount Notes,
12,100	0.077%, 11/14/14	12,097,713
7,900	0.079%, 10/8/14	7,899,131
23,100	0.122%, 5/8/15	23,080,041
	Freddie Mac Discount Notes,
300	0.081%, 11/26/14	299,938
100	0.091%, 1/14/15	99,962
1,894	0.101%, 7/1/14	1,894,000
5,700	0.132%, 6/9/15	5,694,026
Total U.S. Government Agency Securities (cost-$56,157,173)		56,164,500

Repurchase Agreements - 1.5%
5,700	Banc of America Securities LLC, dated 6/30/14, 0.14%, due 7/1/14, proceeds $5,700,022; collateralized by U.S. Treasury Notes, 1.625%, due 6/30/19, valued at $5,815,577 including accrued interest	5,700,000
16,000	Credit Agricole, dated 6/30/14, 0.13%, due 7/1/14, proceeds $16,000,058; collateralized by U.S. Treasury Notes, 1.00%, due 8/31/19, valued at $16,329,542 including accrued interest	16,000,000
1,210	State Street Bank and Trust Co., dated 6/30/14, 0.00%, due 7/1/14, proceeds $1,210,000; collateralized by Fannie Mae, 2.11%, due 11/7/22, valued at $1,238,238 including accrued interest	1,210,000
Total Repurchase Agreements (cost-$22,910,000)		22,910,000

U.S. Treasury Obligations - 1.5%
18,155	U.S. Treasury Bills, 0.046%-0.117%, 8/14/14-10/30/14 (j)(k)(o)	18,152,753
	U.S. Treasury Notes,
350	0.25%, 8/31/14	350,116
1,834	0.25%, 9/15/14	1,834,752
500	0.25%, 9/30/14	500,264
200	0.25%, 11/30/14	200,148
920	0.50%, 10/15/14	921,240
Total U.S. Treasury Obligations (cost-$21,958,380)		21,959,273
Total Short-Term Investments (cost-$101,025,553)		101,033,773

Total Investments (cost-$2,334,896,621) (q)-180.0%		2,730,040,756
Liabilities in excess of other assets-(80.0)%		(1,213,030,163)
Net Assets-100.0%		$1,517,010,593

Notes to Schedule of Investments:

*                 Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (the “Sub-Adviser”). The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premium or discount based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)         Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $825,228,071, representing 54.4% of net assets.

(b)         Illiquid.

(c)          These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on June 30, 2014.

(d)         144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)          When-issued or delayed-delivery. To be settled/delivered after June 30, 2014.

(f)           In default.

(g)          Fair-Valued—Securities with an aggregate value of $61,221,593, representing 4.0% of net assets.

(h)         Perpetual maturity. The date shown, if any, is the next call date.  For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(i)             Inflationary Bonds—Principal amount of security is adjusted for inflation/deflation.

(j)            All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(k)         All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(l)             Restricted. The aggregate acquisition cost of such securities is $55,416,406. The aggregate value is $54,263,840, representing 3.6% of net assets.

(m)     Dividend rate is fixed until the first call date and variable thereafter.

(n)         Variable or Floating Rate Security—Securities with an interest rate that changes periodically.  The interest rate disclosed reflects the rate in effect on June 30, 2014.

(o)         Rates reflect the effective yields at purchase date.

(p)         Non-income producing.

(q)         At June 30, 2014, the cost basis of portfolio securities of $2,334,896,621 was substantially the same for both federal income tax and book purposes. Gross unrealized appreciation was $439,371,626; gross unrealized depreciation was $44,227,491; and net unrealized appreciation was $395,144,135.

(r)            Total return swap agreements on convertible securities outstanding at June 30, 2014:

Swap
						Notional	Upfront		Agreements,
Swap				Financing	Maturity	Amount	Premiums	Unrealized	at Value
Counterparty	Pay/Receive	Underlying Asset	# of Units	Rate	Date	(000s)	Paid	Appreciation	Asset	Liability
Deutsche Bank	Receive	OGX Petroleo e Gas Participaceos S.A.	2,102	Not Applicable, Fully Funded	2/11/15	$878	$878,175	$452,633	$1,330,808	$—

(s)           Credit default swap agreements outstanding at June 30, 2014:

OTC sell protection swap agreements(1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(3)	Credit Spread(2)		Termination Date	Payments Received	Value(4)	Upfront Premiums Received	Unrealized Appreciation
Credit Suisse First Boston:
ABX.HE AA 06-2	$31,828		†	5/25/46	0.17%	$(12,831,278)	$(28,287,564)	$15,456,286

†                 Credit Spread not quoted for asset-backed securities.

(1)         If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

(2)         Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year/period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.  The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.  Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)         This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)         The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at June 30, 2014 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end.  Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(t)            Interest rate swap agreements outstanding at June 30, 2014:

OTC swap agreements:

	Notional		Rate Type			Upfront
Swap Counterparty	Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Premiums Received	Unrealized Depreciation
Goldman Sachs	BRL9,900	1/4/21	3-Month USD-LIBOR	11.68%	$(31,036)	$(13,687)	$(17,349)

Centrally cleared swap agreements:

	Notional		Rate Type			Unrealized
Broker (Exchange)	Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Appreciation (Depreciation)

Credit Suisse First Boston (CME)	$134,000	6/20/22	4.00%	3-Month USD-LIBOR	$(16,749,348)	$9,467,118
Credit Suisse First Boston (CME)	128,000	6/18/24	3-Month USD-LIBOR	3.00%	4,624,114	3,075,314
Credit Suisse First Boston (CME)	102,200	3/20/43	2.75%	3-Month USD-LIBOR	10,282,024	8,233,845
Credit Suisse First Boston (CME)	23,200	6/18/44	3.75%	3-Month USD-LIBOR	(2,073,045)	(2,022,029)
Morgan Stanley (CME)	282,700	12/18/18	2.00%	3-Month USD-LIBOR	(5,902,793)	(3,013,303)
					$(9,819,048)	$15,740,945

(u)         Forward foreign currency contracts outstanding at June 30, 2014:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value June 30, 2014	Unrealized Appreciation (Depreciation)
Purchased:
1,359,435 Brazilian Real settling 7/2/14	Bank of America	$617,223	$615,268	$(1,955)
1,359,435 Brazilian Real settling 7/2/14	BNP Paribas	610,982	615,268	4,286
3,974,338 Brazilian Real settling 7/2/14	BNP Paribas	1,804,467	1,798,750	(5,717)
14,991,466 Brazilian Real settling 7/2/14	Credit Suisse First Boston	6,631,000	6,785,004	154,004
20,233,113 Brazilian Real settling 7/2/14	Goldman Sachs	8,929,000	9,157,327	228,327
39,095,767 Brazilian Real settling 7/2/14	JPMorgan Chase	17,465,163	17,694,396	229,233
4,343,286 Brazilian Real settling 7/2/14	Morgan Stanley	1,971,980	1,965,732	(6,248)
29,311,456 Brazilian Real settling 7/2/14	UBS	13,308,266	13,266,104	(42,162)
61,226,354 British Pound settling 7/2/14	Bank of America	103,927,695	104,782,770	855,075
831,000 Euro settling 7/2/14	Citigroup	1,125,427	1,137,889	12,462
112,263,165 Euro settling 7/2/14	Deutsche Bank	152,576,867	153,721,984	1,145,117
Sold:
1,359,435 Brazilian Real settling 7/2/14	Bank of America	605,000	615,268	(10,268)
6,813,498 Brazilian Real settling 1/5/15	Barclays Bank	2,884,264	2,930,669	(46,405)
5,333,773 Brazilian Real settling 7/2/14	BNP Paribas	2,384,448	2,414,018	(29,570)
1,359,435 Brazilian Real settling 8/4/14	BNP Paribas	605,458	609,516	(4,058)
19,574,310 Brazilian Real settling 1/5/15	Citigroup	8,290,571	8,419,438	(128,867)
14,991,466 Brazilian Real settling 7/2/14	Credit Suisse First Boston	6,806,568	6,785,004	21,564
56,019,716 Brazilian Real settling 10/2/14	Credit Suisse First Boston	24,185,000	24,702,774	(517,774)
15,776,777 Brazilian Real settling 1/5/15	Credit Suisse First Boston	6,631,000	6,786,017	(155,017)
2,749,266 Brazilian Real settling 7/2/14	Goldman Sachs	1,209,000	1,244,293	(35,293)
17,483,847 Brazilian Real settling 7/2/14	Goldman Sachs	7,938,182	7,913,033	25,149
87,937,819 Brazilian Real settling 10/2/14	Goldman Sachs	37,963,579	38,777,563	(813,984)
21,289,414 Brazilian Real settling 1/5/15	Goldman Sachs	8,929,000	9,157,151	(228,151)
6,513,202 Brazilian Real settling 7/2/14	JPMorgan Chase	2,957,186	2,947,817	9,369
32,582,565 Brazilian Real settling 7/2/14	JPMorgan Chase	13,583,887	14,746,578	(1,162,691)
39,095,767 Brazilian Real settling 8/4/14	JPMorgan Chase	17,306,287	17,528,983	(222,696)
4,343,286 Brazilian Real settling 7/2/14	Morgan Stanley	1,800,773	1,965,732	(164,959)
4,574,000 Brazilian Real settling 1/5/15	Morgan Stanley	1,942,498	1,967,401	(24,903)
29,311,456 Brazilian Real settling 7/2/14	UBS	13,020,370	13,266,104	(245,734)
60,510,522 British Pound settling 7/2/14	Bank of America	101,778,697	103,557,695	(1,778,998)
61,226,354 British Pound settling 8/5/14	Bank of America	103,901,123	104,754,986	(853,863)
715,832 British Pound settling 7/2/14	Goldman Sachs	1,207,000	1,225,075	(18,075)
1,120,481 Euro settling 7/2/14	Bank of America	1,518,000	1,534,275	(16,275)
447,925 Euro settling 8/5/14	Bank of America	609,000	613,423	(4,423)
111,533 Euro settling 7/2/14	Barclays Bank	151,000	152,722	(1,722)
112,263,000 Euro settling 8/5/14	Deutsche Bank	152,595,167	153,741,424	(1,146,257)
111,638,403 Euro settling 7/2/14	Goldman Sachs	152,895,044	152,866,497	28,547
223,748 Euro settling 7/2/14	JPMorgan Chase	303,000	306,378	(3,378)
				$(4,956,310)

(v)         At June 30, 2014, the Fund held $308,000 in cash as collateral for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(w)       Open reverse repurchase agreements at June 30, 2014:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Bank of America	1.301%	6/25/14	7/24/14	$16,301,534	$16,298,000
	1.305	6/19/14	7/23/14	6,088,647	6,086,000
	1.424	5/12/14	8/12/14	16,989,535	16,956,000
Barclays Bank	0.40	5/5/14	8/5/14	7,693,870	7,689,000
	0.45	5/13/14	8/13/14	2,219,359	2,218,000
	0.50	6/25/14	7/25/14	1,142,095	1,142,000
	0.55	4/15/14	4/14/16	5,839,862	5,833,000
	0.60	5/13/14	8/13/14	14,617,928	14,606,000
	0.65	4/1/14	7/2/14	19,963,748	19,931,000
	0.65	4/21/14	7/21/14	10,013,821	10,001,000
	0.65	4/23/14	7/23/14	1,656,061	1,654,000
	0.65	5/5/14	8/5/14	8,854,103	8,845,000
	0.65	6/16/14	9/16/14	6,319,711	6,318,000
	0.65	6/19/14	9/18/14	20,995,548	20,991,000
	0.65	6/25/14	7/25/14	2,907,315	2,907,000
	0.65	6/30/14	9/23/14	20,095,000	20,095,000
	0.70	4/16/14	7/16/14	6,284,522	6,275,242
	0.724	5/14/14	8/14/14	2,556,465	2,554,000
	1.129	4/24/14	7/24/14	38,664,278	38,582,000
	1.375	4/30/14	7/30/14	4,097,681	4,088,000
	1.376	4/23/14	7/23/14	28,518,014	28,443,000
	1.377	6/5/14	9/8/14	5,463,428	5,458,000
	1.379	4/24/14	7/24/14	7,549,614	7,530,000
	1.381	6/24/14	9/24/14	19,812,319	19,807,000
	1.423	4/16/14	10/16/14	21,471,309	21,407,000
	1.423	4/17/14	10/17/14	17,383,382	17,332,000
	1.423	5/6/14	11/6/14	8,530,842	8,512,000
	1.425	6/20/14	12/22/14	17,824,758	17,817,000
	1.432	3/5/14	9/5/14	5,421,328	5,396,000
	1.433	3/28/14	9/29/14	2,695,153	2,685,000
	1.435	1/22/14	7/22/14	37,170,498	36,935,000
BNP Paribas	1.231	6/11/14	9/11/14	9,645,592	9,639,000
Citigroup	0.977	6/4/14	9/4/14	9,122,680	9,116,000
	0.978	4/22/14	7/22/14	5,737,891	5,727,000
	0.978	6/16/14	7/22/14	10,300,196	10,296,000
	0.982	6/18/14	9/18/14	6,472,294	6,470,000
Credit Suisse First Boston	0.90	5/2/14	7/16/14	3,396,963	3,392,013
	1.49	5/16/14	7/17/14	9,872,761	9,854,000
	1.492	6/6/14	8/8/14	28,402,398	28,373,000
	1.492	6/23/14	8/22/14	77,200,588	77,175,000
	1.493	4/29/14	7/2/14	4,421,518	4,410,000
	1.493	5/29/14	7/29/14	4,446,077	4,440,000
	1.497	6/30/14	9/4/14	4,226,000	4,226,000
Deutsche Bank	0.59	4/22/14	7/22/14	2,976,411	2,973,000
	0.59	6/4/14	9/4/14	9,908,383	9,904,000
	0.59	6/16/14	9/16/14	13,904,417	13,901,000
	0.59	6/19/14	9/18/14	21,838,294	21,834,000
	0.59	6/20/14	9/22/14	13,773,483	13,771,000
	1.203	6/20/14	7/21/14	5,854,151	5,852,000
	1.203	6/23/14	7/24/14	20,969,604	20,964,000
	1.379	5/28/14	8/28/14	10,496,653	10,483,000
JPMorgan Chase	1.352	6/16/14	7/16/14	7,250,082	7,246,000
Morgan Stanley	1.10	4/15/14	7/15/14	11,805,711	11,778,000
	1.15	4/15/14	7/15/14	7,141,523	7,124,000
Royal Bank of Canada	(2.00)	5/12/14	5/12/16	1,269,464	1,273,000
	(2.00)	5/23/14	5/21/16	949,937	952,000
	0.50	4/28/14	7/28/14	14,327,725	14,315,001
	0.55	6/16/14	12/16/14	9,886,265	9,884,000
	0.59	5/5/14	8/5/14	4,942,613	4,938,000
	1.22	5/6/14	8/6/14	15,343,063	15,314,000
	1.22	5/12/14	8/12/14	48,497,037	48,415,000
	1.23	4/7/14	7/7/14	38,642,900	38,531,000
	1.23	4/28/14	7/28/14	13,368,168	13,339,000
	1.32	4/22/14	10/22/14	1,700,353	1,696,000
	1.32	5/6/14	11/6/14	6,012,320	6,000,000
	1.32	5/27/14	11/28/14	14,076,041	14,058,000
	1.32	5/29/14	12/1/14	9,048,936	9,038,000
	1.32	6/11/14	12/11/14	12,400,087	12,391,000
	1.33	2/25/14	8/25/14	2,830,113	2,817,000
	1.425	5/14/14	5/14/15	64,418,170	64,295,999
Royal Bank of Scotland	1.629	5/20/14	11/20/14	29,231,449	29,176,000
	1.727	4/28/14	7/28/14	31,292,780	31,196,998
Societe Generale	1.252	6/12/14	7/14/14	30,958,443	30,938,000
	1.252	6/17/14	7/21/14	19,395,439	19,386,000
	1.473	5/7/14	8/7/14	6,584,785	6,570,000
	1.477	6/6/14	9/8/14	18,286,743	18,268,001
UBS	0.45	5/30/14	9/2/14	16,040,414	16,034,000
	0.50	5/30/14	9/2/14	5,453,423	5,451,000
	0.55	4/23/14	7/23/14	10,235,617	10,224,839
	0.58	5/30/14	9/2/14	15,915,201	15,907,000
	0.60	4/23/14	7/23/14	30,325,918	30,291,086
	0.60	5/30/14	9/2/14	3,994,129	3,992,000
	0.65	4/23/14	7/23/14	1,115,574	1,114,186
	0.65	6/16/14	9/16/14	4,643,257	4,642,000
	0.70	4/23/14	7/23/14	23,134,952	23,103,957
	0.75	4/23/14	7/23/14	10,915,352	10,899,685
	1.10	5/19/14	7/16/14	18,162,710	18,139,532
	1.644	4/24/14	10/6/14	3,365,418	3,355,000
					$1,219,285,539

(x)         The weighted average daily balance of reverse repurchase agreements during the three months ended June 30, 2014 was $1,195,249,116, at a weighted average interest rate of 0.77%. Total value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at June 30, 2014 was $1,548,525,646.

At June 30, 2014, the Fund held $911,315 in principal value of U.S. Treasury Obligations and $4,418,275 in Corporate Bonds and $430,000 in cash as collateral for open reverse repurchase agreements. Cash collateral held may be invested in accordance with the Fund’s investment strategy. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

Glossary:

ABX.HE - Asset-Backed Securities Index Home Equity

BRL - Brazilian Real

£ - British Pound

CDO - Collateralized Debt Obligation

CME - Chicago Mercantile Exchange

CMO - Collateralized Mortgage Obligation

€ - Euro

FRN - Floating Rate Note

IO - Interest Only

LIBOR - London Inter-Bank Offered Rate

MBIA - insured by MBIA Insurance Corp.

OTC - Over-the-Counter

PIK - Payment-in-Kind

UNIT - More than one class of securities traded together.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 — quoted prices in active markets for identical investments that the Fund has the ability to access

•                  Level 2 — valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•                  Level 3 — valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the three months ended June 30, 2014 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with accounting principles generally accepted in the United States of America.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Total Return Swaps — OTC total return swaps are valued by independent pricing services using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows.  To the extent that these inputs are observable, the values of OTC total return swaps are categorized as Level 2.  To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — Credit default swaps traded over-the-counter (“OTC”) are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads and credit spreads. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at June 30, 2014 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments and Notes to Schedule of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 6/30/14
Investments in Securities - Assets
Mortgage-Backed Securities	$—	$1,563,194,379	$6,733,308	$1,569,927,687
Corporate Bonds & Notes:
Diversified Financial Services	—	108,267,624	9,700,000	117,967,624
Insurance	—	—	10,305,572	10,305,572
All Other	—	337,336,502	—	337,336,502
Asset-Backed Securities	—	292,080,556	89,053,381	381,133,937
Sovereign Debt Obligations	—	106,350,472	—	106,350,472
U.S. Government Agency Securities	—	36,456,167	—	36,456,167
Senior Loans:
Hotels/Gaming	—	—	8,474,000	8,474,000
Oil, Gas & Consumable Fuels	—	—	500,771	500,771
Plumbing & HVAC Equipment	—	—	9,286,138	9,286,138
All Other	—	15,979,579	—	15,979,579
U.S. Treasury Obligations	—	21,920,420	—	21,920,420
Common Stock:
Diversified Financial Services	—	828,465	—	828,465
Electric Utilities	8,733,772	—	—	8,733,772
Preferred Stock	—	3,805,877	—	3,805,877
Short-Term Investments	—	101,033,773	—	101,033,773
	8,733,772	2,587,253,814	134,053,170	2,730,040,756
Other Financial Instruments* - Assets
Credit Contracts	—	15,456,286	452,633	15,908,919
Foreign Exchange Contracts	—	2,713,133	—	2,713,133
Interest Rate Contracts	—	20,776,277	—	20,776,277
	—	38,945,696	452,633	39,398,329
Other Financial Instruments* - Liabilities
Foreign Exchange Contracts	—	(7,669,443)	—	(7,669,443)
Interest Rate Contracts	—	(5,052,681)	—	(5,052,681)
	—	(12,722,124)	—	(12,722,124)
Totals	$8,733,772	$2,613,477,386	$134,505,803	$2,756,716,961

At June 30, 2014, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the three months ended June 30, 2014, was as follows:

	Beginning Balance 3/31/14	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)		Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3***	Ending Balance 6/30/14
Investments in Securities - Assets
Mortgage-Backed Securities	$8,701,078	$420,698	$(427,188)	$5,547	$(49,003	)†	$(246,190)	$6,392,078	$(8,063,712)	$6,733,308
Corporate Bonds & Notes:
Diversified Financial Services	—	9,506,000	—	3,455	—		190,545	—	—	9,700,000
Insurance	—	10,200,000	—	—	—		105,572	—	—	10,305,572
Oil, Gas & Consumable Fuels	1,252,500	—	—	—	—		(167,000)	—	(1,085,500)	—
Asset-Backed Securities	80,338,374	—	(2,716,106)	612,091	1,635,471		9,183,551	—	—	89,053,381
Senior Loans:
Hotels/Gaming	8,398,000	—	—	5,966	—		70,034	—	—	8,474,000
Oil, Gas & Consumable Fuels	—	496,219	—	23,081	—		(18,529)	—	—	500,771
Plumbing & HVAC Equipment	9,276,724	—	—	9,424	—		(10)	—	—	9,286,138
	107,966,676	20,622,917	(3,143,294)	659,564	1,586,468		9,117,973	6,392,078	(9,149,212)	134,053,170
Other Financial Instruments * - Assets
Credit Contracts	19,968	—	—	—	—		432,665	—	—	452,633
Totals	$107,986,644	$20,622,917	$(3,143,294)	$659,564	$1,586,468		$9,550,638	$6,392,078	$(9,149,212)	$134,505,803

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at June 30, 2014:

	Ending Balance at 6/30/14	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities - Assets
Mortgage-Backed Securities	$341,230	Interest Only Weighted Average Life Model	Security Price Reset	$4.69
	6,392,078	Third-Party Pricing Vendor	Single Broker Quote	GBP 56.69
Corporate Bonds & Notes	9,700,000	Analytical Model	Broker Quotes	$100.00
	10,305,572	Benchmarked Pricing	Security Price Reset	$101.04
Asset-Backed Securities	31,588,653	Benchmarked Pricing	Security Price Reset	$99.58
	57,464,728	Third-Party Pricing Vendor	Single Broker Quote	$29.50
Senior Loans	8,974,771	Third-Party Pricing Vendor	Single Broker Quote	$83.00 - $111.05
	9,826,138	Discounted Yield Analysis	Yield to Maturity	0.27%
Other Financial Instruments * - Assets
Credit Contracts	452,633	Analytical Model	Estimated Recovery Value	$151.54

†  Paydown shortfall.

* Other financial instruments are derivatives, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

** Transferred out of Level 2 into Level 3 because an evaluated price with observable inputs from a third-party pricing vendor was not available.

*** Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from a third-party pricing vendor became available.

The net change in unrealized appreciation/depreciation of Level 3 investments held at June 30, 2014 was $10,776,761.

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO Dynamic Income Fund

By	/s/ Julian Sluyters
Julian Sluyters
President & Chief Executive Officer

Date: August 22, 2014

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: August 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Julian Sluyters
Julian Sluyters
President & Chief Executive Officer

Date: August 22, 2014

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: August 22, 2014